UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
Checkpoint Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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ANNUAL MEETING OF SHAREHOLDERS OFCHECKPOINT SYSTEMS, INC.JUNE 8, 2011PROXY VOTING INSTRUCTIONSINTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELE PHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy COMPANY NUMBER card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting. ACCOUNT NUMBERMAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.IN PERSON — You may vote your shares in person by attending the Annual Meeting.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at - http://www.amstock.com/ProxyServices/ViewMaterial.asp CoNumber=01059Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20430403000000000000 4 060811THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2 AND 4.THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “1 YEAR” ON PROPOSAL 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN1. Election of Class II Directors and Class III Directors 2. Advisory vote to approve executive compensation. NOMINEES:FOR ALL NOMINEES O Harald Einsmann Class II1 year 2 years 3 years ABSTAINO Jack W. Partridge Class II3. Advisory vote on the frequency of holding an advisory WITHHOLD AUTHORITY O Robert P. van der Merwe Class IIFOR ALL NOMINEES vote to approve executive compensation.O Julie S. England Class IIIFOR ALL EXCEPT FOR AGAINST ABSTAIN(See instructions below)4. To ratify the appointment of PricewaterhouseCoopers (“PwC”) as the independent registered public accounting firm of the Company for the fiscal year ending December 25, 2011.THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CHECKPOINT SYSTEMS, INC.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT“PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING and fill in the circle next to each nominee you wish to withhold, as shown here:THE ENCLOSED ENVELOPE.JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of Shareholder Date: Signature of Shareholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

CHECKPOINT SYSTEMS, INC.

JUNE 8, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=01059

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430403000000000000 4 060811

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 1, 2 AND 4.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "1 YEAR" ON PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class II Directors and Class III Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

Nominee	Class
○ Harald Einsmann	Class II
○ Jack W. Partridge	Class II
○ Robert P. van der Merwe	Class II
○ Julie S. England	Class III

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. Advisory vote to approve executive compensation.	☐	☐	☐

Proposal	1 year	2 years	3 years	ABSTAIN
3. Advisory vote on the frequency of holding an advisory vote to approve executive compensation.	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
4. To ratify the appointment of PricewaterhouseCoopers ("PwC") as the independent registered public accounting firm of the Company for the fiscal year ending December 25, 2011.	☐	☐	☐

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CHECKPOINT SYSTEMS, INC.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CHECKPOINT SYSTEMS, INC. ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, JUNE 8, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of CHECKPOINT SYSTEMS, INC. (the “Company”), revoking all previous proxies, hereby appoints John R. Van Zile and Raymond D. Andrews, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held on Wednesday, June 8, 2011, commencing at 9:30 a.m. at The Hub Meeting & Event Centers, 30 South 17th Street, United Plaza, Suite 1410, Philadelphia, Pennsylvania and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote. (Continued and to be Signed on Reverse Side)